                                                                    Exhibit 10.3



                         HOME LOAN FINANCIAL CORPORATION

                          EMPLOYEE STOCK OWNERSHIP PLAN

                       Effective _________________, 199__

                         HOME LOAN FINANCIAL CORPORATION

                          EMPLOYEE STOCK OWNERSHIP PLAN

                                TABLE OF CONTENTS

     SECTION                                                                                                    PAGE
     -------                                                                                                    ----

         1            PARTICIPATION ......................................................................        1
                      -------------

                      1.01          Eligibility Requirements..............................................        1
                      1.02          Service for Eligibility...............................................        1

         2            CONTRIBUTIONS ......................................................................        1
                      -------------

                      2.01          Regular Employer Contribution.........................................        1
                      2.02          Employer Contribution to Reduce
                                      Loan Obligation.....................................................        2
                      2.03          Rollover Contributions/Participant
                                      Contributions.......................................................        2
                      2.04          Limitations on Annual Additions.......................................        2
                      2.05          Dual Plan Limitation..................................................        3
                      2.06          Corrective Adjustments................................................        4
                      2.07          Contributions Conditioned on
                                    Plan Qualification....................................................        4

         3            ALLOCATION OF EMPLOYER CONTRIBUTIONS................................................        4
                      ------------------------------------

                      3.01          Allocation of Regular Contributions
                                      and Forfeitures.....................................................        4
                      3.02          Allocation of Employer Shares Purchased
                                      with Proceeds of Plan Loan..........................................        4
                      3.03          Special Restriction on Allocation.....................................        5

         4            PARTICIPANTS' ACCOUNTS..............................................................        5
                      ----------------------

                      4.01          Establishment of Employer Contributions
                                      Accounts............................................................        5
                      4.02          Establishment of Suspense Account.....................................        5

         5            PLAN INVESTMENTS....................................................................        6
                      ----------------

                      5.01          Primary Investments...................................................        6
                      5.02          Diversification Requirements..........................................        6

     SECTION                                                                                                    PAGE
     -------                                                                                                    ----

         6            VALUATION OF PARTICIPANTS' ACCOUNTS.................................................        7
                      -----------------------------------

                      6.01          Valuations............................................................        7
                      6.02          Method of Adjustment..................................................        7

         7            RETIREMENT BENEFITS.................................................................        8
                      -------------------

                      7.01          Time of Retirement....................................................        8
                      7.02          Amount of Retirement Benefits.........................................        8

         8            DEATH BENEFITS......................................................................        8
                      --------------

                      8.01          Amount of Death Benefit...............................................        8
                      8.02          Designation of Beneficiary............................................        8
                      8.03          Distribution of Death Benefit.........................................        8

         9            DISABILITY BENEFITS.................................................................       10
                      -------------------

                      9.01          Amount of Disability Benefit..........................................       10
                      9.02          Determination of Total and Permanent
                                      Disability..........................................................       10

         10           TERMINATION OF EMPLOYMENT...........................................................       10
                      -------------------------

                      10.01         Amount of Benefits Upon Termination of
                                      Employment..........................................................       10

         11           VESTING       ......................................................................       11
                      -------

                      11.01         Determination of Vested Benefits......................................       11
                      11.02         Service for Vesting...................................................       11
                      11.03         Full Vesting at Normal Retirement Age,
                                      Death or Disability.................................................       11
                      11.04         Termination After Eligibility for
                                      Retirement..........................................................       11

         12           PAYMENT OF BENEFITS.................................................................       11
                      -------------------

                      12.01         Method of Payment.....................................................       11
                      12.02         Timing of Payments....................................................       12
                      12.03         Installment Payments..................................................       12
                      12.04         Distributions After Death.............................................       12

     SECTION                                                                                                    PAGE
     -------                                                                                                    ----

                      12.05         Cash-Outs.............................................................       13
                      12.06         Put Option............................................................       14
                      12.07         Right of First Refusal................................................       14
                      12.08         Eligible Rollover Distributions.......................................       15

         13           BREAK IN SERVICE RULES..............................................................       16
                      ----------------------

                      13.01         Effect of Break in Service on
                                      Eligibility.........................................................       16
                      13.02         Effect of Break in Service on Vesting.................................       17
                      13.03         Authorized Leaves of Absence..........................................       17

         14           TRUST AGREEMENT.....................................................................       17
                      ---------------

                      14.01  Description of Trust Agreement...............................................       17

         15           PLAN ADMINISTRATION.................................................................       18
                      -------------------

                      15.01         Plan Administrator....................................................       18
                      15.02         Duties of Plan Administrator..........................................       18

         16           AMENDMENTS    ......................................................................       19
                      ----------

                      16.01  Employer's Right to Amend Plan...............................................       19

         17           DISTRIBUTIONS ON PLAN TERMINATION...................................................       19
                      ---------------------------------

                      17.01         Full Vesting on Plan Termination......................................       19
                      17.02         Payment on Plan Termination...........................................       19
                      17.03         Discontinuance of Contributions;
                                      Partial Termination of Plan.........................................       20

         18           CREDITORS OF PARTICIPANTS...........................................................       20
                      -------------------------

                      18.01         Non-Assignability.....................................................       20
                      18.02         Qualified Domestic Relations Orders...................................       20

         19           CLAIMS PROCEDURES...................................................................       20
                      -----------------

                      19.01         Filing a Claim for Benefits...........................................       20
                      19.02         Denial of Claim.......................................................       21
                      19.03         Remedies Available to Participants....................................       21

     SECTION                                                                                                    PAGE
     -------                                                                                                    ----

         20           VOTING RIGHTS ......................................................................       22
                      -------------

                      20.01         Participant Voting Rights with
                                      Respect to Allocated Shares.........................................       22
                      20.02         Participant Voting Rights with
                                    Respect to Unallocated Shares.........................................       22

         21           TOP HEAVY RULES.....................................................................       22
                      ---------------

                      21.01         Definitions...........................................................       22
                      21.02         Top Heavy Status......................................................       23
                      21.03         Minimum Contributions.................................................       24

         22           EXEMPT LOANS  ......................................................................       24
                      ------------

                      22.01         Authority to Borrow...................................................       24
                      22.02         Requirements for Plan Loans...........................................       25

         23           MISCELLANEOUS ......................................................................       26
                      -------------

                      23.01         Employment Rights.....................................................       26
                      23.02         Gender................................................................       26
                      23.03         Notice Requirement....................................................       26
                      23.04         Merger or Consolidation...............................................       26
                      23.05         Social Security Benefits..............................................       26
                      23.06         Forfeitures...........................................................       27
                      23.07         Named Fiduciaries.....................................................       27
                      23.08         Limitations on Payment................................................       27
                      23.09         Interpretation of Document............................................       27
                      23.10         Nonterminable Protections and Rights..................................       28
                      23.11         Use of Income With Respect to
                                      Employer Shares.....................................................       28

         24           CERTAIN DEFINITIONS.................................................................       28
                      -------------------

                      24.01         Account...............................................................       28
                      24.02         Adjustment Factor.....................................................       28
                      24.03         Affiliate.............................................................       28
                      24.04         Annual Additions......................................................       29
                      24.05         Beneficiary...........................................................       29
                      24.06         Code..................................................................       29
                      24.07         Compensation..........................................................       29
                      24.08         Current Participant...................................................       30

     SECTION                                                                                                    PAGE
     -------                                                                                                    ----

                      24.09         Intentionally Omitted.................................................       30
                      24.10         Effective Date........................................................       30
                      24.11         Employee..............................................................       30
                      24.12         Employer..............................................................       30
                      24.13         Employer Contributions Account........................................       30
                      24.14         Employer Shares or Shares.............................................       30
                      24.15         Employment Commencement Date..........................................       31
                      24.16         Entry Date............................................................       31
                      24.17         ERISA.................................................................       31
                      24.18         Family Member.........................................................       31
                      24.19         Forfeiture............................................................       31
                      24.20         Full Time.............................................................       31
                      24.21         Highly-Compensated Employee...........................................       31
                      24.22         Hour of Service.......................................................       32
                      24.23         Late Retirement Date..................................................       33
                      24.24         Leased Employee.......................................................       34
                      24.25         Limitation Year.......................................................       34
                      24.26         Normal Retirement Age.................................................       34
                      24.27         Normal Retirement Date................................................       34
                      24.28         One-Year Break in Service.............................................       34
                      24.29         Participant...........................................................       35
                      24.30         Plan..................................................................       35
                      24.31         Plan Administrator....................................................       35
                      24.32         Plan Year.............................................................       35
                      24.33         Projected Annual Benefit..............................................       35
                      24.34         Spouse or Surviving Spouse............................................       35
                      24.35         Trust Agreement.......................................................       35
                      24.36         Trust Fund............................................................       36
                      24.37         Trustee...............................................................       36
                      24.38         Valuation Date........................................................       36
                      24.39         Year of Service.......................................................       36

         25           MULTIEMPLOYER PROVISIONS............................................................       36
                      ------------------------

                      25.01         Adoption by Affiliates of Home Loan
                                    Financial Corporation.................................................       36
                      25.02         Administration........................................................       36
                      25.03         Common Fund...........................................................       37
                      25.04         Withdrawal-Termination................................................       37

                         HOME LOAN FINANCIAL CORPORATION

                          EMPLOYEE STOCK OWNERSHIP PLAN

                  Home Loan Financial Corporation hereby adopts the following employee stock ownership plan (hereinafter referred to as the "Plan"), effective as of the Effective Date. The Plan shall be for the exclusive benefit of eligible Employees and, where applicable, the designated Beneficiaries of such Employees. It is intended that this Plan, together with the Trust Agreement, shall comply with the applicable provisions of the Code and ERISA.

                                    SECTION l
                                    ---------

                                  PARTICIPATION
                                  -------------

1.01.             Eligibility Requirements
------------------------------------------

                  Each Employee who was a Full-Time Employee during the 12 month period immediately preceding the Effective Date shall become a Participant in the Plan on the Effective Date. Each other Employee of the Employer shall be eligible to participate in the Plan on the Entry Date coinciding with or first following the date on which he has completed 12 months of service as a Full-Time Employee.


1.02.             Service for Eligibility
-----------------------------------------

                  The 12-month period during which the Employee must meet the Full-Time requirement shall initially be the 12 consecutive months beginning with his Employment Commencement Date, and thereafter, beginning with the Plan Year that includes the first anniversary of the Employee's Employment Commencement Date, shall be the 12-month periods beginning January 1 and July 1 of each Plan Year.

                                    SECTION 2
                                    ---------

                                  CONTRIBUTIONS
                                  -------------

2.01.             Regular Employer Contribution
-----------------------------------------------

                  Subject to its right to terminate or amend this Plan, the Employer may contribute and pay to the Trustee of the Trust Fund created for the purpose of carrying out this Plan a contribution in cash or Employer Shares as the Board of Directors of the Employer may in its discretion determine.

                  The amount of such contribution by the Employer to be paid to the Plan in any year shall be such amount as the Board of Directors of the Employer may in its discretion determine; provided, however, that in any year the amount contributed shall not exceed the maximum amount deductible from the Employer's income for such year under Section 404(a)(3) of the Code, or any succeeding statute of similar import.

2.02.   Employer Contribution to Reduce Loan Obligation
-------------------------------------------------------

                  In addition to the contributions authorized by Section 2.01, the Employer may in its discretion contribute amounts sufficient to enable the Trustee to pay, on or before the due date thereof, each installment of principal and interest on any Plan loan used to acquire Employer Shares; provided, that the amounts contributed by the Employer pursuant to this Section 2.02, in any year, shall not exceed the maximum amount deductible from the Employer's income for such year under Section 404(a)(9) of the Code, or any succeeding statute of similar import.

2.03.             Rollover Contributions/Participant Contributions
------------------------------------------------------------------

                  Neither rollover contributions nor participant contributions to the Plan are permitted.

2.04.             Limitations on Annual Additions
-------------------------------------------------

                  Annual Additions to each Participant's Account shall not exceed the lesser of (a) $30,000 [or if greater, 1/4th of the defined benefit dollar limitation in effect under Code Section 415(b)(l) for the Limitation Year]; or (b) 25% of the Participant's compensation for the Limitation Year; provided, however, that for any Plan Year in which the conditions of Code Section 415(c)(6) are satisfied by the Plan, the limitations contained in this Section
2.04 shall be adjusted to the maximum amount permitted under such section of the Code. For purposes of this Section 2.04, the portion of such Employer contribution which is deemed to be allocated to a Participant's Account shall be an amount which bears the same ratio to the total contribution made by or on behalf of the Employer for such Plan Year which is used to repay principal on one or more Plan loans, or to purchase Employer Shares, as the number of Employer Shares allocated to such Participant's Account in respect of such Plan Year bears to the total number of Employer Shares allocated to the Accounts of all Participants in respect of such Plan Year.

                  For purposes of this Section 2.04, "compensation" shall mean compensation as defined in Treasury Regulation Section 1.415-2(d) and shall include wages, salaries, fees for professional services, percentage of profits, earned income in the case of a self-employed Participant, disability payments under Code Section 105(d), paid or reimbursed moving expenses to the extent not deductible by the Participant, medical reimbursement items and the value of a non-qualified stock option to the extent includable in an Employee's gross income upon making the election under Code Section 83(b). Specifically excluded are salary deferral contributions; contributions to or distributions from most deferred compensation plans; amounts realized from the sale of a non-qualified stock option plan or from the sale, exchange or other disposition of stock acquired under a qualified stock option plan and most amounts which receive special tax benefits.

2.05.             Dual Plan Limitation
--------------------------------------

                  If the Participant is, or was, covered under a defined benefit plan and a defined contribution plan maintained by the Employer, the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction may not exceed 1.0 in any Limitation Year.

                  The defined benefit plan fraction is a fraction, the numerator of which is the sum of the Participant's Projected Annual Benefits under all defined benefit plans (whether or not terminated) maintained by the Employer and the denominator of which is the lesser of (a) 1.25 times the dollar limitation of Section 415(b)(1)(A) of the Code in effect for the Limitation Year; or (b)
1.4 times the Participant's average compensation for the three consecutive years that produced the highest average.

                  The defined contribution plan fraction is a fraction, the numerator of which is the sum of the Annual Additions to the Participant's Accounts under all defined contribution plans maintained by the Employer (whether or not terminated) for the current and all prior Limitation Years, and the denominator of which is the sum of the lesser of the following amounts determined for such year and for each prior Year of Service with the Employer:
(a) 1.25 times the dollar limitation in effect under Section 415(c)(1)(A) of the Code for such year; or (b) 1.4 times the amount which may be taken into account under Section 415(c)(1)(B) of the Code.

                  For any years in which the Plan is "top heavy," "1.0" shall be substituted for "1.25" in the preceding two paragraphs.

                  If, in any Limitation Year, the sum of the defined benefit plan fraction and the defined contribution plan fraction exceeds 1.0, the rate of benefit accruals under this Plan will be reduced so that the sum of the fractions equals 1.0.

2.06.             Corrective Adjustments
----------------------------------------

                  If, due to a reasonable error in estimating a Participant's annual compensation or due to the allocation of Forfeitures an excess Annual Addition exists, such excess will be used to reduce Employer contributions for such Participant in the next, and succeeding, Limitation Years. If the Participant was not covered by the Plan at the end of the Limitation Year, such excess will be applied to reduce Employer contributions for all remaining Participants in the next, and succeeding, Limitation Years.

2.07.             Contributions Conditioned on Plan Qualification
-----------------------------------------------------------------

                  All Employer contributions under this Plan will be made with the understanding that the Plan will qualify under the provisions of Section 401(a) of the Code. In the event the Internal Revenue Service initially determines that this Plan fails to meet the requirements for a qualified plan and the Employer is unable to amend the Plan so as to receive a favorable determination, then all Employer contributions under the Plan, less any expenses and adjusted by any gains or losses, will be refunded to the Employer.

                                    SECTION 3
                                    ---------

                      ALLOCATION OF EMPLOYER CONTRIBUTIONS
                      ------------------------------------

3.01.             Allocation of Regular Contributions and Forfeitures
---------------------------------------------------------------------

                  Each Plan Year, the Employer's regular contribution made pursuant to Section 2.01, and any Forfeitures available for such year, shall be allocated to the Accounts of Current Participants. In that regard, the amount allocated to the Account of a particular Current Participant shall be in the same proportion to the total amounts available for allocation as the Compensation of such Current Participant for the Plan Year bears to the Compensation of all Current Participants for such Plan Year.

3.02.             Allocation of Employer Shares Purchased with Proceeds of Plan
-------------------------------------------------------------------------------
                  Loan
                  ----

                  Any Employer Shares purchased with the proceeds of Plan loans shall be held in a suspense account and allocated to Participants' Employer Contributions Accounts as such loans are reduced and such Shares are released pursuant to the terms of the loans. Each year the number of Employer Shares released under all Plan loans shall be allocated to each Participant's Employer Contributions Account in the same manner as the Employer's regular contribution is allocated under Section 3.01.

3.03.             Special Restriction on Allocation
---------------------------------------------------

                  Notwithstanding any provision contained herein, no portion of the assets of the Plan attributable to Employer Shares acquired by the Plan in a sale to which either Sections 1042 or 2057 of the Code applies may be allocated, either directly or indirectly, (i) to the Employer Contributions Account of a Participant who owns, after application of Section 318(a) of the Code, more than 25% of either (a) any class of outstanding stock of the Employer; or (b) the total value of any outstanding stock of the Employer; or (ii) during the nonallocation period [as defined in Code Section 409(n)] to the Employer Contributions

Account of a Participant -- or any person related to such Participant within the meaning of Code Section 267(b) -- who makes an election under Code Section 1042(a) with respect to Employer Shares.

                                    SECTION 4
                                    ---------

                             PARTICIPANTS' ACCOUNTS
                             ----------------------

4.01.             Establishment of Employer Contributions Accounts
------------------------------------------------------------------

                  The Plan Administrator shall establish and maintain an Employer Contributions Account for each Participant to record:

                  (a) his share of the Employer contributions and Forfeitures allocated under Section 3; and

                  (b) his share of the net income, or net losses, resulting from the investment thereof.

4.02.             Establishment of Suspense Account
---------------------------------------------------

                  The Plan Administrator shall establish and maintain a suspense account to record the number of Employer Shares encumbered under all outstanding Plan loans. As described in Section 3.02, Employer Shares shall be transferred from the suspense account and allocated to the Participants' Employer Contributions Accounts as such Shares are released from encumbrance under the terms of such Plan loans.

                                    SECTION 5
                                    ---------

                                PLAN INVESTMENTS
                                ----------------

5.01.             Primary Investments
-------------------------------------

                  As an employee stock ownership plan, this Plan shall invest primarily in Employer Shares. Any Plan assets not invested in Employer Shares shall be invested in other investment vehicles by the Trustee, in its discretion, pursuant to the provisions of the Trust Agreement.

5.02.             Diversification Requirements
----------------------------------------------

                  (a) Any Participant who has completed at least ten years of participation in the Plan and who has attained age 55 (the "diversification requirements"), may elect within the first 90 days of each of the six Plan Years immediately following the Plan Year in which he first satisfies the diversification requirements, to direct the Plan as to the investment of up to 25% of the total balance of his Account attributable to Employer Shares (to the extent such 25% portion exceeds the amount to which a prior election under this paragraph applies). In the case of the Plan Year in which the Participant can make his last such election, the preceding sentence shall be applied by substituting "50%" for "25%." The Participant's direction shall be provided to the Plan Administrator in writing.

                  (b) The Plan shall, in each instance, distribute [notwithstanding Section 409(d) of the Code] the portion of the Participant's Account that is covered by the election within the first 180 days of the Plan Year in which the election is made. This paragraph (b) shall apply notwithstanding any other provision of the Plan other than such provisions as require the consent of the Participant to a distribution with a present value in excess of $3,500. If the Participant does not consent, such amount shall be retained in the Plan.

                  (c) In lieu of making the distribution described in paragraph
(b) above, the Plan may satisfy the requirements of paragraph (a) by offering at least three investment options (other than Employer Shares) to each Participant making the election described in paragraph (a); and if the Participant so elects by investing, within the 180 day period specified in paragraph (b), the amount in question in the option(s) selected by the Participant.

                                    SECTION 6
                                    ---------

                       VALUATION OF PARTICIPANTS' ACCOUNTS
                       -----------------------------------

6.01.             Valuations
----------------------------

                  As of each Valuation Date, or more frequently at the election of the Plan Administrator, the Plan Administrator shall obtain an evaluation of the assets of the Trust Fund from the

Trustee on the basis of the market value of the assets of the Trust Fund. On the basis of such valuation, the Participants' Accounts shall be adjusted as of such Valuation Date to reflect the effect of income received or accrued, realized and unrealized profits and losses, expenses, Forfeitures, payments to Participants and all other transactions in the period since the last preceding Valuation Date.

                  For purposes of valuation of Employer Shares under this Section and with respect to all other activities carried on by the Plan which require the valuation of Employer Shares, at all times during which the Employer Shares are not readily tradable on an established securities market, such valuations shall be made by an independent appraiser, within the meaning of
Section 401(a)(28)(C) of the Code.

6.02.             Method of Adjustment
--------------------------------------

                  The amount to the credit of each Participant's Account as of each Valuation Date shall be adjusted as of each succeeding Valuation Date by the following credits and charges in the order specified:

                  (a) In the case of each Participant to, for or on behalf of whom disbursements from the Plan have been made, there shall be debited the total amount of any disbursements made to him or for his account from his Account during the period since the last Valuation Date.

                  (b) In the case of each Participant (including former Employees for whom Accounts are being maintained), there shall be credited or debited to his Account that portion of the net increase (including an amount equal to the non-distributed dividends on allocated Employer Shares) or net decrease of the value of the assets of the Trust Fund since the last Valuation Date which the balance of his Account (after completion of the adjustment called for in Section 6.02(a) above) bears to the total balance of all Accounts after completion of the adjustments called for in Section 6.02(a) above.

                  (c) In the case of each Current Participant, there shall be credited to his Account the Employer's contributions, Forfeiture and Employer Shares released under Plan loans that are allocable to him under Section 3 of this Plan. In allocating

Forfeitures, Employer Shares shall be allocated only after other assets in the terminated Participants' Accounts have been allocated.

                                    SECTION 7
                                    ---------

                               RETIREMENT BENEFITS
                               -------------------

7.01.             Time of Retirement
------------------------------------

                  A Participant may retire from the employ of the Employer on his Normal Retirement Date or his Late Retirement Date.

7.02.             Amount of Retirement Benefits
-----------------------------------------------

                  The amount which a Participant shall be entitled to receive upon reaching his Normal Retirement Date or his Late Retirement Date shall be an amount equal to the value of the Employer Shares credited to his Account and the net value of the other assets of such Account as of the first Valuation Date following his Normal Retirement Date or his Late Retirement Date.

                                    SECTION 8
                                    ---------

                                 DEATH BENEFITS
                                 --------------

8.01.             Amount of Death Benefit
-----------------------------------------

                  The death benefit under this Plan shall be an amount equal to the value of the Employer Shares and the net value of the other assets credited to the deceased Participant's Account as of the first Valuation Date following the date of his death.

8.02.             Designation of Beneficiary
--------------------------------------------

                  Subject to the provisions of Section 8.03, each Participant shall designate, by a written instrument filed with the Plan Administrator, one or more Beneficiaries who, upon the death of the Participant, shall be entitled to receive the death benefit described in Section 8.01. If more than one Beneficiary is named, the Participant may specify the sequence and/or proportion in which payments must be made to each Beneficiary. In the absence of such specification, payments shall be made in equal shares to all named Beneficiaries then living at the time of the Participant's death. To the extent otherwise consistent with this Plan, a Participant may change his Beneficiary from time to time by written notice delivered to the Plan Administrator in the manner prescribed by the Plan Administrator. The Plan Administrator may, in its discretion, limit the number of Beneficiaries that may be designated by a Participant. If no Beneficiary has been designated or if no designated Beneficiary is living at the time of the Participant's death, payment of such death benefit, if any, to the extent permitted by law, shall be made to the surviving person or persons in the first of the following classes of successive preference of beneficiaries: (a) Surviving Spouse; (b) issue, then living, per stirpes; (c) executors or administrators. Any minor's share shall be paid to such adult or adults as have, in the opinion of the Plan Administrator, assumed custody and support of such minor. Proof of death satisfactory to the Plan Administrator must be furnished prior to the payment of any death benefit under the Plan. Once benefits begin to be paid to a Beneficiary pursuant to this Section, such Beneficiary shall name an individual or individuals to receive the remainder of such benefit, if any, upon the death of the Beneficiary. In the absence of such a designation by the Beneficiary, such remaining benefit, if any, shall be paid to the estate of the Beneficiary.

8.03.             Distribution of Death Benefit
-----------------------------------------------

                  If a Participant dies without a Surviving Spouse either before retirement or after retirement, but before a complete distribution of his Accounts, the death benefit described in Section 8.01 shall be distributed to the person or persons specified in Section 8.02, in accordance with the provisions of Section 12 hereof.

                  If a Participant dies with a Surviving Spouse either before retirement or after retirement, but before a complete distribution of his Accounts, then, notwithstanding the provisions of Section 8.02 hereof, the death benefit described in Section 8.01 shall be paid to his Surviving Spouse in accordance with the provisions of Section 12 hereof, unless such Surviving Spouse, in accordance with the provisions of this paragraph, has consented to an alternate Beneficiary, in which case, such death benefit shall be distributed to such alternate Beneficiary in accordance with the provisions of Section 12. For purposes of the preceding sentence, the consent of the Spouse must (a) be in writing; (b) designate a specific Beneficiary, including any class of beneficiaries or contingent beneficiaries, which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without further spousal consent); (c) acknowledge the effect of such consent; and (d) be witnessed by a Plan representative or notary public.

                                    SECTION 9
                                    ---------

                               DISABILITY BENEFITS
                               -------------------

9.01.             Amount of Disability Benefit
----------------------------------------------

                  If a Participant becomes "totally and permanently disabled" as defined in Section 9.02 below, such Participant shall be entitled to receive as a disability benefit an amount equal to the value of the Employer Shares credited to his Account and the net value of other assets of such Account as of the first Valuation Date following the date that the Plan Administrator determines him to be "totally and permanently disabled".

9.02.             Determination of Total and Permanent Disability
-----------------------------------------------------------------

                  A Participant shall be considered to be "totally and permanently disabled" if it is established by a licensed physician selected by the Plan Administrator that (i) the Participant has suffered a disability which is expected to result in his death or last for not less than 12 months; and (ii) the Participant is not able to perform his job or any job for which he is reasonably suited as a result of his education, training and experience. The determination by the Plan Administrator with respect to whether a Participant is totally and permanently disabled shall be made in a nondiscriminatory manner.

                                   SECTION 10
                                   ----------

                            TERMINATION OF EMPLOYMENT
                            -------------------------

10.01.            Amount of Benefits Upon Termination of Employment
-------------------------------------------------------------------

                  If a Participant leaves the employ of the Employer for any reason other than retirement, death or disability in accordance with Sections 7, 8 or 9 hereof, he shall be entitled to receive an amount equal to the nonforfeitable percentage of the value of the Employer Shares and the net value of the other assets credited to his Account as of the first Valuation Date following the date of his termination of employment. Such nonforfeitable percentage shall be determined in accordance with Section
11.01 hereof.

                                   SECTION 11
                                   ----------

                                     VESTING
                                     -------

11.01.            Determination of Vested Benefits
--------------------------------------------------

                  Employer contributions allocated to the Participant's Employer Contributions Account shall become vested in accordance with the table shown below:

                                                      NONFORFEITABLE
                        YEARS OF SERVICE                PERCENTAGE
                        ----------------                ----------
                          Less than 1                       0
                               1                           20%
                               2                           40%
                               3                           60%
                               4                           80%
                           5 or more                       100%


11.02.            Service for Vesting
-------------------------------------

                  Years of Service for vesting purposes shall include all Years of Service with the Employer.

11.03.            Full Vesting at Normal Retirement Age, Death or Disability
----------------------------------------------------------------------------

                  Notwithstanding any provision in this Plan to the contrary, the value of a Participant's Accounts shall be fully vested and nonforfeitable upon the Participant's (i) attaining his Normal Retirement Age, (ii) becoming totally and permanently disabled, or (iii) death.

11.04.            Termination After Eligibility for Retirement
--------------------------------------------------------------

                  The termination of a Participant's employment after he has attained his Normal Retirement Age shall be considered a retirement for purposes of this Plan.

                                   SECTION 12
                                   ----------

                               PAYMENT OF BENEFITS
                               -------------------

12.01.            Method of Payment
-----------------------------------

                  At the time a Participant becomes entitled to receive any amount because of his retirement, death, disability or termination of employment, the Trustee, acting in accordance with the written instructions of the Plan Administrator, shall make payment from the Trust Fund to such individual (or his Beneficiary) in a lump sum. All such payments shall be made by the Trustee, at the option of the Participant (or his Beneficiary) in Employer Shares, in cash or both.

12.02.            Timing of Payments
------------------------------------

                  Unless the Participant or Beneficiary elects otherwise, the payment of retirement, death, disability and termination benefits shall begin no later than 60 days after the close of the Plan Year in which the Participant retires, dies, becomes disabled or otherwise terminates service with the Employer.

                  Notwithstanding any provisions hereof to the contrary, benefit payments under this Plan shall in all instances commence by the April 1 following the end of the calendar year in which the Participant attains age 70 1/2.

12.03.            Installment Payments
--------------------------------------

                  Notwithstanding any provisions in this Plan to the contrary, if a Participant's entire interest is to be distributed in other than an immediate lump sum, minimum annual payments under the Plan must be paid over one of the following periods (or a combination thereof):

                  (a) a period certain not extending beyond the life expectancy of the Participant; or

                  (b) a period certain not extending beyond the joint and last survivor expectancy of the Participant and a designated Beneficiary.

                  If a Participant's entire interest is to be distributed in other than a lump sum, then the amount to be distributed each year must be at least an amount equal to the quotient obtained by dividing the Participant's entire interest by the life expectancy of the Participant or joint and last survivor expectancy of the Participant and designated Beneficiary. If the Participant's Spouse is not the designated Beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

12.04.            Distributions After Death
-------------------------------------------

                  If the distribution of the Participant's Account has begun and he dies before his entire Account has been distributed to him, the remaining portion of such Account will be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

                  Subject to the succeeding paragraph, if the Participant dies before his distribution has begun, his entire Account shall be distributed within five years of his death unless (a) a portion of his Account is payable to or on behalf of a designated Beneficiary; (b) such portion will be distributed over the life of such designated Beneficiary; and (c) such distribution begins not later than one year after the date of the Participant's death (or such date as prescribed by the Secretary of Treasury).

                  Notwithstanding the preceding paragraph if the designated Beneficiary is the Participant's Surviving Spouse, the date by which distribution must commence under (c) in the preceding paragraph shall be the date the Participant would have attained age 70 1/2. If the Surviving Spouse dies before distribution to said Spouse begins, this section shall apply as if the Surviving Spouse were the Participant. Life expectancy of a Surviving Spouse may be recalculated annually; however, in the case of any other designated Beneficiary, such life expectancy will be calculated at the time that payment first commences without further calculations. In addition, any amount paid to a child of the Participant will be treated as if it had been paid to the Surviving Spouse if the amount becomes payable to the Surviving Spouse when the child reaches the age of majority.

                  The provisions of this Section 12.04 are subject to the provisions of Section 12.01 hereof.

12.05.            Cash-Outs
---------------------------

                  If for any reason a Participant terminates service and the value of his nonforfeitable Accounts does not exceed (or at the time of any prior distribution has not exceeded) $3,500, the Participant shall receive a distribution of the value of the entire nonforfeitable portion of such Accounts as soon as administratively feasible after the first Valuation Date following his date of termination; and the remainder of such Accounts will be treated as a Forfeiture. For purposes of this section, if the value of a Participant's nonforfeitable Accounts is zero, the Participant shall be deemed to have received a distribution of such nonforfeitable Account.

                  If a Participant receives a distribution pursuant to this Section which is less than the value of his Employer Contributions Account and resumes employment covered under this Plan, the Participant's Accounts will be restored to the amount on the date of distribution if he repays to the Plan the full amount of his distribution before the earlier of (a) five years after the first date on which the Participant is subsequently reemployed by the Employer; or (b) the date on which he incurs five consecutive One Year Breaks in Service following the date of distribution.

12.06.            Put Option
----------------------------

                  Except as otherwise provided in this Section 12.06, any Employer Shares which are not publicly traded at the time they are distributed to Participants or former Participants shall be subject to a put option which will permit the Participant to put those Employer Shares to the Employer. Put options shall be exercisable at least during the 16-month period which begins on the date the Employer Shares subject to the option are distributed by this Plan. Such an option may be exercised by the holder of the Shares notifying the Employer in writing that the put option is being exercised. The price at which the put option must be exercisable is the fair market value of the Shares determined in accordance with the provisions of Treasury Regulation Section 54.4975-11(d)(5).

                  If, pursuant to this Section, the Employer is required to repurchase Employer Shares which are distributed to a Participant within one taxable year in a distribution that represents the balance to the credit of the Participant's Account, the amount to be paid for such Employer Shares shall be paid in substantially equal periodic payments (not less frequently than annually) over a period beginning not later than 30 days after the exercise of the put option described in this Section and not exceeding five years. Adequate security shall be provided and reasonable interest shall be paid on the unpaid amounts referred to in the preceding sentence.

                  If, pursuant to this Section, the Employer is required to repurchase Employer Shares which are distributed to a Participant as part of an installment distribution, the amount to be paid for such Employer Shares shall be paid not later than 30 days after the exercise of the put option described in this Section.

                  Notwithstanding any provision of this Plan to the contrary, to the extent that the Employer is prohibited by law from redeeming or purchasing it own securities, consistent with the provisions of Section 409(h)(3) of the Code, Employer Shares under this Plan shall not be subject to the put option described in this Section 12.06 and, as such, a Participant will not be permitted to put such Employer Shares to the Employer.

12.07.            Right of First Refusal
----------------------------------------

                  (a) During any period when Employer Shares are not publicly traded, all distributions of Employer Shares to any Participant or his Beneficiary by the Plan shall be subject to a "right of first refusal" upon the terms and conditions hereinafter set forth. The "right of first refusal" shall provide that prior to any transfer (as determined by the Plan Administrator) of the Employer Shares, the Participant or Beneficiary must first offer to sell such shares to the Plan; and if the Plan refuses to exercise its right to purchase the Employer Shares, then the Employer shall have a "right of first refusal" to purchase such Shares. Neither the Plan nor the

Employer shall be required to exercise the "right of first refusal." This
Section 12.07 shall not be operative unless and until the Board of Directors of the Employer so directs.

                  (b) The terms and conditions of the "right of first refusal" shall be determined as follows:

                           (i) If the Participant or Beneficiary receives a bona
                  fide offer for the purchase of all or any part of his Employer Shares from a third party, the Participant or Beneficiary shall forthwith deliver (by registered mail, return receipt requested) a copy of any such offer to the Plan Administrator. The Trustee (as directed by the Plan Administrator) or the Employer, as the case may be, shall then have 14 days after receipt by the Plan Administrator of the written offer to exercise the right to purchase all or any portion of the Employer Shares.

                           (ii) The selling price and other terms under the
                  "right of first refusal" must not be less favorable to the Participant or Beneficiary than the purchase price and other terms offered by a buyer other than the Employer or the Plan, making a good faith offer to purchase the security.

12.08.            Eligible Rollover Distributions
-------------------------------------------------

                  (a) Notwithstanding any provision of this Plan to the contrary that would otherwise limit a distributee's election under the Plan, a distributee may elect at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution made on or after January l, 1993 paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                  (b) The following definitions will apply for purposes of this
Section 12.08:

                           (i) Eligible rollover distribution: An eligible
                  rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: (A) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated Beneficiary; (B) any distribution that is for a specified period of ten years or more; (C) any distribution to the extent such distribution is required under Code Section 401(a)(9); and (D) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                           (ii) Eligible retirement plan: An eligible retirement
                  plan is an individual retirement account described in Code
                  Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a) or a qualified trust described in Code Section 401(a) that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the Surviving Spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                           (iii) Distributee: A distributee includes an Employee
                  or former Employee. In addition, the Spouse or Surviving Spouse of an Employee or former Employee is a distributee with regard to the interest of the Spouse or Surviving Spouse.

                           (iv) Direct rollover: A direct rollover is a payment
                  by the Plan to the eligible retirement plan specified by the distributee.

                                   SECTION l3
                                   ----------

                             BREAK IN SERVICE RULES
                             ----------------------

13.01.            Effect of Break in Service on Eligibility
-----------------------------------------------------------

                  If a Participant terminates his employment with the Employer and subsequently resumes employment after incurring a

One Year Break in Service, the rehired Participant shall again participate in the Plan as of the date of his reemployment.

13.02.            Effect of Break in Service on Vesting
-------------------------------------------------------

                  In the case of a Participant who has five or more consecutive One-Year Breaks in Service, Years of Service performed by such Participant after such One-Year Breaks in Service will be disregarded for the purpose of determining the vested percentage of any Employer Contributions that accrued to his Account before the commencement of such One-Year Breaks in Service. Accordingly, upon the occurrence of five consecutive One-Year Breaks in Service, the non-vested portion of the Participant's Account shall be treated as a Forfeiture.

                  Moreover, if a Participant incurs five or more consecutive One-Year Breaks in Service, such Participant's pre-break service will be disregarded in determining the vested percentage of any post-break Employer Contributions that accrue to his Account if (a) he has no vested interest in his Account at the time of his separation from service, and (b) upon returning to service, the number of his consecutive One-Year Breaks in Service is greater than the number of his pre-break Years of Service.

                  Separate accounts will be maintained for the Participant's pre-break and post-break Employer contributions. Both accounts will share in the earnings and losses of the Trust Fund.

                  In the case of a Participant who does not have five consecutive One-Year Breaks in Service, both pre-break and post- break Years of Service will count in determining the vested percentage of pre-break and post-break Employer contributions that accrue to his Account.

13.03.            Authorized Leaves of Absence
----------------------------------------------

                  Authorized leaves of absence, as determined by the Plan Administrator, including military service recognized by law as leave of absence, will be included in determining Years of Service for both eligibility and vesting purposes. All Employees in similar circumstances will be treated alike.

                                   SECTION 14
                                   ----------

                                 TRUST AGREEMENT
                                 ---------------

14.01.            Description of Trust Agreement
------------------------------------------------

                  The Employer proposes to enter into a Trust Agreement with the Trustee to provide for the administration of the Trust Fund. The Trust Agreement shall be deemed to form a part of this Plan, and any and all rights or benefits which may accrue to any person under this Plan shall be subject to all the terms and provisions of the Trust Agreement. The Plan is designed to invest primarily in Employer Shares. If and to the extent that Employer Shares are not available at a price acceptable to the Trustee, the Trustee is authorized to make other investments as provided in the Trust Agreement.

                                   SECTION 15
                                   ----------

                               PLAN ADMINISTRATION
                               -------------------

15.01.            Plan Administrator
------------------------------------

                  The Plan shall be administered by a Plan Administrator. Such Plan Administrator shall be a committee of one or more individuals who shall be appointed by and serve at the pleasure of the Employer. In the event that no such appointment is made, Home Loan Financial Corporation shall serve as Plan Administrator.

15.02.            Duties of Plan Administrator
----------------------------------------------

                  The Plan Administrator shall supervise the maintenance of such accounts and records as shall be necessary or desirable to show the contributions of the Employer, allocation to Participants' Accounts, payments from Participants' Accounts, valuations of the Trust Fund and all other transactions pertinent to the Plan.

                  The Plan Administrator is authorized to perform all functions necessary to administer the Plan, including, without limitation, to determine the eligibility and qualification of Employees for benefits under the Plan; to determine the allocation and vesting of contributions, earnings and profits of the Plan; to interpret and construe the terms of Plan; to adopt rules, regulations and procedures consistent therewith and to decide all disputes with respect to the rights and obligations of Participants in the Plan. If the Trust Agreement permits, the Plan Administrator may direct the Trustee with respect to investment of the assets of the Trust Fund or may employ investment counsel to do so. The Plan Administrator will have absolute discretion in carrying out its duties and responsibilities under this paragraph.

                  The Plan Administrator may employ one or more persons to render advice with regard to any responsibility it has under the Plan and may designate others to carry out any of its responsibilities.

                                   SECTION 16
                                   ----------

                                   AMENDMENTS
                                   ----------

16.01.            Employer's Right to Amend Plan
------------------------------------------------

                  The Employer shall have the right at any time, by an instrument in writing, to modify, alter or amend this Plan in whole or in part; provided, that no such change shall in any way affect the vested rights of the Employees under this Plan; and provided further, that the provisions of this Plan with respect to the amount, price and timing of awards to officers shall not be amended more than once every six months, other than to comply with applicable provisions of the Code, ERISA or regulations thereunder. If an amendment changes the nonforfeitable rights provided in Section 11, each Participant having not less than three Years of Service may elect, during the period beginning when the amendment is adopted and ending no earlier than the latest of (a) 60 days after the amendment's adoption; (b) 60 days after the amendment's effective date; or (c) 60 days after the Participant is issued a written notice of the amendment, to have his nonforfeitable rights computed without regard to such amendment. No amendment to the Plan shall decrease a Participant's Account balance or eliminate an optional form of distribution. Any amendment to the Plan shall be executed by any individual authorized by the Board of Directors of the Employer.

                                   SECTION 17
                                   ----------

                        DISTRIBUTIONS ON PLAN TERMINATION
                        ---------------------------------

17.01.            Full Vesting on Plan Termination
--------------------------------------------------

                  When and if this Plan is terminated, or upon dissolution or liquidation of the Employer, after the payment of all expenses and after all adjustments of Participants' Accounts to reflect such expenses, fund profits or losses, income and allocations-to date of termination, each Participant shall be entitled to receive that number of Employer Shares as is then credited to his Accounts and the net value of other assets of such Accounts.

17.02.            Payment on Plan Termination
---------------------------------------------

                  The Plan Administrator shall make payment of each Participant's Account in cash or Employer Shares. Such payment shall be made to each Participant in a single lump sum payment.

17.03.            Discontinuance of Contributions; Partial Termination of Plan
------------------------------------------------------------------------------

                  Any complete discontinuance of contributions by the Employer or partial termination of the Plan will be treated as a termination with all affected Participants acquiring nonforfeitable interests in amounts contributed to such date of termination.

                                   SECTION 18
                                   ----------

                            CREDITORS OF PARTICIPANTS
                            -------------------------

18.01.            Non-Assignability
-----------------------------------

                  Except to the extent permitted by ERISA, assignment, pledge or encumbrance of any character of the benefits under the Plan is not permitted or recognized under any circumstances; and such benefits shall not be subject to claims of creditors, execution, attachment, garnishment or any other legal process.

18.02.            Qualified Domestic Relations Orders
-----------------------------------------------------

                  Section 18.01 shall also apply to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order [as defined in Section 414(p) of the Code], or any domestic relations order entered before January l, 1985.

                                   SECTION 19
                                   ----------

                                CLAIMS PROCEDURES
                                -----------------

19.01.            Filing a Claim for Benefits
---------------------------------------------

                  A Participant or Beneficiary, or the Employer acting on behalf of such Participant or Beneficiary, shall notify the Plan Administrator of a claim for benefits under the Plan. Such request shall be in writing to the Plan Administrator and shall set forth the basis of such claim and shall authorize the Plan Administrator to conduct such examinations as may be necessary to determine the validity of the claim and to take such steps as may be necessary to facilitate the payment of benefits to which the Participant or Beneficiary may be entitled under the terms of the Plan.

                  A decision by the Plan Administrator shall be made promptly and not later than 90 days after the Plan Administrator's receipt of the claim for benefits under the Plan, unless special circumstances require an extension of the time for processing, in which case a decision shall be rendered as soon as possible, but not later than 180 days after the initial receipt of the claim for benefits.

19.02.            Denial of Claim
---------------------------------

                  Whenever a claim for benefits by any Participant or Beneficiary has been denied by the Plan Administrator, a written notice prepared in a manner calculated to be understood by the Participant or Beneficiary shall be provided setting forth (a) the specific reasons for the denial; (b) the specific reference to the pertinent Plan provisions on which the denial is based; (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and (d) an explanation of the Plan's claim review procedure.

19.03.            Remedies Available to Participants
----------------------------------------------------

                  Upon denial of his claim by the Plan Administrator, a Participant or Beneficiary

                  (a) may request a review by a named fiduciary, other than the Plan Administrator, upon written application to the Plan;

                  (b) may review pertinent Plan documents; and

                  (c) may submit issues and comments in writing to a named fiduciary.

                  A Participant or Beneficiary shall have 60 days after receipt by the claimant of written notification of a denial of a claim to request a review of a denied claim.

                  A decision by a named fiduciary shall be made promptly and not later than 60 days after the named fiduciary's receipt of a request for review, unless special circumstances require an extension of the time for processing; in which case, a decision shall be rendered as soon as possible, but not later than 120 days after receipt of a request for review. The decision on review by a named fiduciary shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific references to the pertinent Plan provisions on which the decision is based.

                                   SECTION 20
                                   ----------

                                  VOTING RIGHTS
                                  -------------

20.01.            Participant Voting Rights with Respect to Allocated Shares
----------------------------------------------------------------------------

                  All Employer Shares held in the Trust Fund and allocated to Participants' Accounts shall be voted by the Trustee pursuant to written instructions received from the Participants. With respect to Allocated Shares for which the Trustee does not receive written instructions from Participants, such Shares shall be voted by the Trustee in its sole discretion.

20.02.            Participant Voting Rights with Respect to Unallocated Shares
------------------------------------------------------------------------------

                  All Employer Shares held in the Trust Fund and not allocated to Participants' Accounts shall be voted by the Trustee in its sole discretion.

                                   SECTION 21
                                   ----------

                                 TOP HEAVY RULES
                                 ---------------

21.01.            Definitions
-----------------------------

                  If the Plan is or becomes top heavy in any Plan Year, the provisions of this Section 21 will supersede any conflicting provisions in the Plan. The following definitions and rules are necessary to comply with related federal tax requirements:

                  (a) Key Employee: Any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the determination period was (i) an officer of the Employer if such individual's annual compensation exceeds 50% of the dollar limitation under Code Section 415(b)(1)(A); (ii) an owner (or considered an owner under Code Section 318) of one of the ten largest interests in the Employer if such individual's annual compensation exceeds the dollar limitation under Code Section 415(c)(l)(A); (iii) a 5% owner of the Employer; or (iv) a 1% owner of the Employer who has annual compensation of more than $150,000. For purposes of this section, annual compensation means compensation as defined in Code Section 415(c)(3), but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Code Section 125, 402(a)(8), 402(h) or 403(b). The determination period is the Plan Year containing the Determination Date and the four preceding Plan Years. The determination of who is a Key Employee will be made in accordance with Code Section 416(i)(1) and the regulations thereunder.

                  (b) Non-Key Employee: Any Employee or former Employee of the Employer who is not a Key Employee. The Beneficiary of a Non-Key Employee will be treated as a Non-Key Employee, and the

Beneficiary of a former Non-Key Employee will be treated as a former Non-Key Employee.

                  (c) Determination Date: For any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year, the last day of such Plan Year.

                  (d) Permissive Aggregation Group: The Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

                  (e) Required Aggregation Group: (i) Each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the Plan has terminated); and (ii) any other qualified plan of the Employer which enables a plan described in (i) to meet the requirements of Code Sections 401(a)(4) or 410.

                  (f) Top-Heavy Plan: The Plan, if it meets the requirements of
Section 21.02.

21.02.            Top Heavy Status
----------------------------------

                  This Plan, and any other plans aggregated with it, will become top heavy pursuant to this Section 21.02, as of the Determination Date, if the present value of accrued benefits for Key Employees is more than 60% (90% in the case of "super top heavy") of the sum of the present value of accrued benefits of all Employees, excluding former Key Employees. In the case of more than one plan which is to be aggregated, the present value of the accrued benefits (including distributions for Key Employees and all Employees) is first determined separately for each plan as of each plan's determination date. The plans then will be aggregated by adding the results of each plan as of the determination dates for such plans that fall within the same calendar year. The combined results will indicate whether the plans are top heavy.

                  The account balances and accrued benefits of a Participant who has not been credited with an Hour of Service for the Employer maintaining the Plan during the five-year period ending on the Determination Date will be disregarded.

                  The present value of accrued benefits as of the Determination Date for any individual is the sum of (a) the Account balance as of the most recent Valuation Date occurring within a 12-month period ending on the Determination Date; (b) an adjustment for contributions due as of the Determination Date; and (c) the aggregate distributions made with respect to such individual under the Plan during the five-year period ending on the Determination Date. For an employee stock-ownership plan, the adjustment in (b) is generally the amount of contributions actually made after the Valuation Date but on or before the Determination Date.

                  In determining whether the Plan is top heavy, it must be aggregated with each plan included in the Required Aggregation Group. In addition, the Employer may aggregate plans included in the Permissive Aggregation Group.

21.03.            Minimum Contributions
---------------------------------------

                  For each Plan Year in which the Plan is top heavy, each Participant who is a Non-Key Employee (including those Participants who did not complete 1,000 Hours of Service in the Plan Year) must receive an annual allocation of contributions and Forfeitures (disregarding Social Security benefits) equal to at least 3% of his Compensation; provided that if the largest percentage of Compensation allocated to a Key Employee for a Plan Year is less than 3%, that largest percentage will be substituted for 3%. For any year in which the Employer maintains a defined benefit plan in addition to this Plan, the requirements of this paragraph will be satisfied by providing each Non-Key Employee with the minimum annual benefit provided under the top heavy provisions of the defined benefit plan. For any year in which the Employer maintains another defined contribution plan in addition to this Plan, the minimum benefit described in this paragraph shall be provided by such other defined contribution plan.

                                   SECTION 22
                                   ----------

                                  EXEMPT LOANS
                                  ------------

22.01.            Authority to Borrow
-------------------------------------

                  The Trustee may borrow funds on behalf of the Plan to purchase Employer Shares, provided that any Plan loan is an exempt loan within the meaning of Treasury Regulation Section 54.4975-7(b)(l)(iii).

22.02.            Requirements for Plan Loans
---------------------------------------------

                  Any loan made to the Plan pursuant to this Section 22 must meet the following requirements:

                  (a) The proceeds of the loan must be used within a reasonable time after their receipt by the Plan either (i) to acquire Employer Shares; (ii) to repay such loan; or (iii) to repay a prior exempt loan.

                  (b) The interest rate of the loan must not be in excess of a reasonable rate of interest. All relevant factors will be considered in determining a reasonable rate of interest, including the amount and duration of the loan, the security and guarantee (if any) involved, the credit standing of the Plan and the guarantor (if any) and the interest rate prevailing for comparable loans.

                  (c) The loan must be for a specific term. Such loan may not be payable at the demand of any person, except in the case of default.

                  (d) The loan must be without recourse against the Plan. Furthermore, the only assets of the Plan that may be given as collateral for the loan are Employer Shares of two classes--those acquired with the proceeds of the loan and those that were used as collateral on a prior exempt loan repaid with the proceeds of the current loan. No person entitled to payment under the exempt loan shall have any rights to assets of the Plan other than (i) collateral given for the loan; (ii) contributions (other than contributions of Employer Shares) that are made under the Plan to meet its obligations under the loan; and (iii) earnings attributable to such collateral and the investment of such contributions.

                  (e) The loan must provide for the release from encumbrance of Plan assets used as collateral for the loan. For each Plan Year during the duration of the loan, the number of securities released must equal the number of encumbered securities held immediately before release for the current Plan Year multiplied by a fraction. The numerator of the fraction is the amount of principal and interest paid for the year. The denominator of the fraction is the sum of the numerator plus the principal and interest to be paid for all future years. The number of future years under the loan must be definitely ascertainable and must be determined without taking into account any possible extensions or renewal periods. If the interest rate under the loan is variable, the interest to be paid in future years must be computed by using the interest rate applicable as of the end of the Plan Year. If collateral includes more than one class of securities, the number of securities of each class to be released for a Plan Year must be determined by applying the same fraction to each class.

                  (f) All other requirements of Treasury Regulation Section 54.4975-7(b).

                                   SECTION 23
                                   ----------

                                  MISCELLANEOUS
                                  -------------

23.01.            Employment Rights
-----------------------------------

                  The right of the Employer to terminate the employment of any of its Employees shall not in any way be affected by the Employee's participation in this Plan.

23.02.            Gender
------------------------

                  Wherever used in this Plan the masculine pronoun refers to both men and women.

23.03.            Notice Requirement
------------------------------------

                  Notice of the existence and provisions of the Plan and of any amendment thereto shall be communicated by the Employer to those entitled to notice thereof.

23.04.            Merger or Consolidation
-----------------------------------------

                  In case of any merger or consolidation with, or transfer of assets or liabilities to, any other plan, each Participant in the Plan would (if this Plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to, or greater than, the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan then terminated).

23.05.            Social Security Benefits
------------------------------------------

                  Post-separation Social Security benefit increases shall not affect benefits under this Plan.

23.06.            Forfeitures
-----------------------------

                  Forfeitures resulting from termination of employment shall be allocated to other Participants as of the first day of the month coincident with or following the earlier of the date on which the Participant (a) receives an actual distribution of his nonforfeitable Account; or (b) incurs five consecutive One-Year Breaks in Service. In the event that a Participant who received a distribution of his nonforfeitable Account returns to the employment of the Employer before he incurs five consecutive One Year Breaks in Service and takes such action as is necessary to reinstate the portion of his account that was previously forfeited, the forfeited portion of his Account shall be restored first from Forfeitures available for allocation in that year and then from additional Employer contributions, if necessary.

23.07.            Named Fiduciaries
-----------------------------------

                  The named fiduciary of this Plan shall be Home Loan Financial Corporation.

23.08.            Limitations on Payment
----------------------------------------

                  No payment shall be made to any incompetent person (through minority or otherwise) until the Plan Administrator shall have been furnished evidence satisfactory to it of the person to whom such payment shall be made and his right to receive the same. Until furnished such evidence, all amounts so payable shall be held in trust for the person or persons entitled to receive them, separate and apart from the Plan's general Trust Fund.

23.09.            Interpretation of Document
--------------------------------------------

                  The construction and interpretation of the Plan provisions are vested with the Plan Administrator, in its absolute discretion, including, without limitation, the determination of benefits, eligibility and interpretation of Plan provisions. All such decisions, determinations and interpretations shall be final, conclusive and binding upon all parties having an interest in the Plan.

23.10.            Nonterminable Protections and Rights
------------------------------------------------------

                  Notwithstanding anything contained herein to the contrary, no security acquired with the proceeds of an exempt loan may be subject to a put, call or other option, or buy-sell or similar arrangement while held by and or distributed from this Plan. The rights and protections specified in the preceding sentence, together with the put option rights provided for in Section
12.06 hereof, shall be non-terminable regardless of whether this Plan ceases to be an employee stock ownership plan or an exempt loan is paid in full.

23.11.            Use of Income With Respect to Employer Shares
---------------------------------------------------------------

                  The Plan reserves the right to use income with respect to Employer Shares acquired with the proceeds of an exempt loan to repay such loan.

                                   SECTION 24
                                   ----------

                               CERTAIN DEFINITIONS
                               -------------------

                  Whenever used in this Plan, the following words and phrases shall have the meanings specified below. Additional words and phrases may be defined in the text of the Plan.

24.01.            Account
-------------------------

                  "Account" means a Participant's Employer Contributions
Account.

24.02.            Adjustment Factor
-----------------------------------

                  "Adjustment Factor" means the cost-of-living adjustment prescribed by the Secretary of the Treasury under Code Section 415(d) for years beginning after December 31, 1987, as applied to such items and in such manner as the Secretary shall provide.

24.03.            Affiliate
---------------------------

                  "Affiliate" means any other employer which, together with Home Loan Financial Corporation, is a member of a controlled group of corporations or of a commonly controlled trade or business [as defined in Code Sections 414(b) and (c) and as modified by Code Section 415(h)] or of an affiliated service group [as defined in Code Section 414(m)] or other organization described in Code Section 414(o).

24.04.            Annual Additions
----------------------------------

                  "Annual Additions" means the sum of the following amounts credited to a Participant for the Limitation Year under all defined contribution plans maintained by the Employer:

                           (a) Employer contributions;

                           (b) Forfeitures;

                           (c) amounts allocated after March 31, 1984 to an
individual medical account, as defined in Section 415(l) (l) of the Code, which is part of a defined benefit plan maintained by the Employer; and

                           (d) amounts derived from contributions paid or
accrued after December 31, 1985 in taxable years ending after such date which are attributable to post-retirement medical benefits allocated to the separate account of a key employee [as defined in Section 416(i) of the Code] under a welfare benefit fund [as defined in Section 419(e) of the Code] maintained by the Employer. The amounts described under this paragraph (d) shall not be subject to the 25% of compensation limit provided in Section 2.04.

24.05.            Beneficiary
-----------------------------

                  "Beneficiary" means the individual, individuals or trust designated by the Participant under the terms of Section 8.02 hereof to receive the death benefit payable under the Plan.

24.06.            Code
----------------------

                  "Code" means the Internal Revenue Code of 1986, as may be amended from time to time, and corresponding provisions of future federal internal revenue codes.

24.07.            Compensation
------------------------------

                  "Compensation" means compensation, as defined in Section 2.04 hereof, including, to the extent applicable, Earned Income; provided, however, that Compensation shall not include (i) any amounts paid or accrued to a Participant during any Plan Year under any Recognition and Retention Plan adopted by the Employer after the Effective Date, or (ii) any amounts paid by the Employer during any Plan Year in excess of $150,000, adjusted under Code
Section 401(a)(17). In determining the compensation of a Participant for purposes of the $150,000 limit, the family aggregation rules of Code Section 414(g)(6) will apply, except in applying such rules, the term "family" will include only the Spouse of the participant and any lineal descendants of the participant who have not attained age 19 before the close of the year. If, as a result of the application of such rules, compensation would exceed the adjusted $150,000 limitation, then the limitation will be prorated among the affected persons in proportion to each such person's compensation as determined under this paragraph prior to the application of this limitation. For purposes of a Participant's first Plan Year of eligibility, only

Compensation paid to such Participant after the Entry Date on which he begins to participate in the Plan shall be considered for purposes of determining allocations under Section 3 hereof.

24.08.            Current Participant
-------------------------------------

                  "Current Participant" means, for any Plan Year, (i) a Participant who was both a Full-Time Employee during such Plan Year and employed by the Employer on the last day of such Plan Year, and (ii) a Participant who died, retired or became totally and permanently disabled during such Plan Year.

24.09.            Intentionally Omitted
---------------------------------------

24.10.            Effective Date
--------------------------------

                  "Effective Date" means January 1, 1996.

24.11.            Employee
--------------------------

                  "Employee" means any person who is an employee in the regular employment of the Employer. For this purpose, the term "Employee" shall not include any Leased Employee.

24.12.            Employer
--------------------------

                  "Employer" means Home Loan Financial Corporation and any Affiliate that adopts this Plan pursuant to the provisions of Section 25 hereof.

24.13.            Employer Contributions Account
------------------------------------------------

                  "Employer Contributions Account" means the account established for each Participant under this Plan pursuant to Section 4.01.

24.14.            Employer Shares or Shares
-------------------------------------------

                  "Employer Shares" or "Shares" means securities which constitute "employer securities" under Section 409(l) of the Code and "qualifying employer securities" under Section 4975(e)(8) of the Code and
Section 407(d)(5) of ERISA.

24.15.            Employment Commencement Date
----------------------------------------------

                  "Employment Commencement Date" means the date on which an Employee first performs an Hour of Service for the Employer.

24.16.            Entry Date
----------------------------

                  "Entry Date" means January 1 and July l of each year.

24.17.            ERISA
-----------------------

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

24.18.            Family Member
-------------------------------

                  "Family Member" means, with respect to any individual, such individual's Spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants.

24.19.            Forfeiture
----------------------------

                  "Forfeiture" means the amount of the value of any Participant's Account that such Participant is not entitled to receive under
Section 11 on the termination of his employment.

24.20.            Full Time
---------------------------

                  "Full Time" means employment with the Employer for not less than 1,000 hours during the 12 consecutive calendar months for which a determination is made.

24.21.            Highly-Compensated Employee
---------------------------------------------

                  "Highly-Compensated Employee" means a highly-compensated active employee and a highly-compensated former employee. A highly-compensated active employee includes any Employee who performs service for the Employer during the determination year and who, during the look-back year (a) received compensation from the Employer in excess of $75,000 multiplied by the Adjustment Factor; (b) received compensation from the Employer in excess of $50,000 multiplied by the Adjustment Factor and was a member of the top-paid group for such year; or (c) was an officer of the Employer and received compensation during such year that is greater than 50% of the dollar limitation in effect under Code Section 415(b)(l)(A).

                  The term Highly-Compensated Employee also includes: (a) Employees who are both described in the preceding paragraph if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the 100 Employees who received the most compensation from the Employer during the determination year; and (b) Employees who are 5% owners at any time during the look-back year or determination year. If no officer has satisfied the compensation requirement of (c) in the preceding paragraph during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly-Compensated Employee. For this purpose, the determination year shall be the Plan Year. The look-back year shall be the 12-month period immediately preceding the determination year.

                  A highly-compensated former Employee includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year and was a highly compensated active employee for either the separation year or any determination year ending on or after the Employee's 55th birthday. If an Employee is, during a determination year or look-back year, a Family Member of either a 5% owner who is an active or former Employee or a Highly-Compensated Employee who is one of the 10 most highly-compensated employees ranked on the basis of compensation paid by the Employer during such year, then the Family Member and the 5% owner or top-10 highly-compensated employee shall be aggregated. In such case, the Family Member and 5% owner or top-10 highly-compensated employee shall be treated as a single Employee receiving compensation and Plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the Family Member and 5% owner or top-10 highly-compensated employee.

                  The determination of who is a Highly-Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top 100 Employees, the number of Employees treated as officers and the compensation that is considered, will be made in accordance with Code Section 414(q) and the regulations thereunder.

24.22.            Hour of Service
---------------------------------

                  "Hour of Service" means

                  (a) each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer or an Affiliate. These hours shall be credited to the Employee for the computation period or periods in which the duties are performed; and

                  (b) each hour for which an Employee is paid, or entitled to payment, by the Employer or an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, absence for maternity or paternity reasons, jury duty, military duty or leave of absence. No more than 501 hours of service shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations, which are incorporated herein by this reference; and

                  (c) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer or an Affiliate. The same hours of service shall not be credited both under paragraph (a) or paragraph (b), as the case may be, and under this paragraph (c). These hours shall be credited to the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made; and

                  (d) in the case of a Participant who is absent from work for maternity or paternity reasons, such Participant shall have credited, solely for purposes of determining whether a One-Year Break in Service has occurred for eligibility and vesting, in the year in which the absence begins if necessary to prevent a One Year Break in Service for such year; or in the following year, the number of hours that would normally have been credited but for such absence; or in any case in which such hours cannot be determined, 8 hours of service per day of such absence. The total number of hours treated as hours of service under this paragraph shall not exceed 501 hours. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (i) by reason of pregnancy of the Participant; (ii) by reason of the birth of a child of the Participant; (iii) by reason of the placement of a child with the Participant in connection with the adoption of such child by such Participant; or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement.

24.23.            Late Retirement Date
--------------------------------------

                  "Late Retirement Date" means the first day of the month following the date on which a Participant elects to retire after his Normal Retirement Date.

24.24.            Leased Employee
---------------------------------

                  "Leased Employee" means any person (other than an employee of the recipient) who, pursuant to an agreement between the recipient and any other person (leasing organization), has performed services for the recipient [or for the recipient and related persons determined in accordance with Code Sections 414(n) and 414(o)] on a substantially full-time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the recipient employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

                  A Leased Employee shall not be considered an employee of the recipient if (a) such employee is covered by a money purchase pension plan providing (i) a nonintegrated employer contribution rate of at least 10% of compensation, as defined in Code Section 415(c)(3), but including amounts contributed by the employer pursuant to a salary reduction agreement which are excludable from the employee's gross income under Code Section 125, Section 402(a)(8), Section 402(h) or Section 403(b); (ii) immediate participation; and
(iii) full and immediate vesting; and (b) Leased Employees do not constitute more than 20% of the recipient's non-highly-compensated work force.

24.25.            Limitation Year
---------------------------------

                  "Limitation Year" means the Plan Year.

24.26.            Normal Retirement Age
---------------------------------------

                  "Normal Retirement Age" means age 65.

24.27.            Normal Retirement Date
----------------------------------------

                  "Normal Retirement Date" means the first day of the month coincident with or following the date on which the Participant attains Normal Retirement Age; provided, however, that this Plan shall not be interpreted to require that a Participant retire prior to attaining any specific age.

24.28.            One-Year Break in Service
-------------------------------------------

                  "One-Year Break in Service" means, for eligibility and vesting purposes, a Plan Year during which a Participant has not completed more than 500 Hours of Service.

24.29.            Participant
-----------------------------

                  "Participant" means either (a) an Employee who is participating in the Plan in accordance with Section 1.01 for whom Accounts are being maintained; or (b) a former Employee for whom Accounts are being maintained.

24.30.            Plan
----------------------

                  "Plan" means the Home Loan Financial Corporation Employee Stock Ownership Plan as in effect from time to time.

24.31.            Plan Administrator
------------------------------------

                  "Plan Administrator" means an administrative committee appointed by the Employer to administer this Plan pursuant to Section 15, or if no such appointment is made, Home Loan Financial Corporation.

24.32.            Plan Year
---------------------------

                  "Plan Year" means the fiscal year of the Plan which begins each January l and ends each December 31.

24.33.            Projected Annual Benefit
------------------------------------------

                  "Projected Annual Benefit" means the annual benefit to which the Participant would be entitled under all Employer sponsored defined benefit plans, assuming that the Participant continues employment until his Normal Retirement Date, that the Participant's Compensation continues until his Normal Retirement Date at the rate in effect during the current calendar year and that all other factors relevant for determining benefits under the plans remain constant at the level in effect during the current calendar year.

24.34.            Spouse or Surviving Spouse
--------------------------------------------

                  "Spouse" or "Surviving Spouse" means an individual who is legally married to the Participant, provided that an individual who was formerly married to the Participant will be treated as the Spouse or Surviving Spouse to the extent provided under a qualified domestic relations order as described in
Section 414(p) of the Code.

24.35.            Trust Agreement
---------------------------------

                  "Trust Agreement" means the agreement, and any amendments made thereto, by and between the Employer and the Trustee for the management, investment and disbursement of funds held in the Trust Fund.

24.36.            Trust Fund
----------------------------

                  "Trust Fund" means the fund established pursuant to the terms of the Trust Agreement.

24.37.            Trustee
-------------------------

                  "Trustee" means the bank, trust company and/or individual or individuals designated by the Employer to hold and invest the Trust Fund and to pay benefits and expenses as authorized by the Plan Administrator in accordance with the terms and provisions of the agreement by and between the Employer and such bank, trust company and/or individual or individuals.

24.38.            Valuation Date
--------------------------------

                  "Valuation Date" means the last day of each Plan Year and any other date fixed by the Plan Administrator for the valuation of assets and adjustments of individual Accounts.

24.39.            Year of Service
---------------------------------

                  "Year of Service" means a Plan Year during which a Participant is, and each 12 calendar year prior to the Effective Date during which such Participant was, a Full-Time Employee of the Employer.

                                   SECTION 25
                                   ----------

                            MULTIEMPLOYER PROVISIONS
                            ------------------------

25.01.            Adoption by Affiliates of Home Loan Financial Corporation
---------------------------------------------------------------------------

                  Effective as of the Effective Date, any Affiliate may adopt the Plan with the approval of the Board of Directors of Home Loan Financial Corporation. However, notwithstanding such adoption by any Affiliate, or any other provision of this Plan, Home Loan Financial Corporation shall have the sole and exclusive right to amend the Plan or Trust Agreement and it shall not be necessary for any adopting Affiliate to execute the original or any amended Plan or Trust Agreement.

25.02.            Administration
--------------------------------

                  Home Loan Financial Corporation shall have the exclusive right to appoint the Plan Administrator under Section 15 hereof, and Home Loan Financial Corporation and the Plan Administrator shall have exclusive administrative authority over the Plan, although responsibility for those internal matters peculiar to a particular Affiliate may be delegated to that Affiliate.

25.03.            Common Fund.
------------------------------

                  The Trustee of the Plan need not earmark or keep separate the assets attributable to each Affiliate, but may commingle them with assets attributable to other Affiliates. The

Trust shall be available to pay benefits to Participants and their Beneficiaries without distinction as to the Affiliate to which particular assets or amounts are attributable.

25.04.            Withdrawal - Termination.
-------------------------------------------

                  Any Affiliate, by action of its Board of Directors or other governing authority, and notice to the Plan Administrator and the Trustee, may withdraw from the Plan, or may terminate the Plan with respect to its employees, without affecting any other Affiliates. A withdrawing Affiliate may arrange for the continuation of this Plan in separate form for its own employees, with such amendments as it may deem proper, and may arrange for continuation of the Plan by merger with an existing plan and trust, and transfer of Trust Fund assets. Notwithstanding anything contained herein to the contrary, by action of its Board of Directors, Home Loan Financial Corporation, in its absolute discretion, may terminate the entire Plan or an Affiliate's participation at any time, without the consent of any Affiliate, Participant or Beneficiary.

                  IN WITNESS WHEREOF, the undersigned has caused this Plan to be executed by its duly authorized officer effective as of the Effective Date.

                                              HOME LOAN FINANCIAL CORPORATION


                                              By:
                                                 ------------------------------

                                              Name (Print):
                                                           --------------------

                                              Title:
                                                    ----------------------------
Date:
     ---------------------